UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2023

Blackstone Private Equity Strategies Fund L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-56446	No. 88-1872156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Investment Officer

On October 31, 2023, Blackstone Private Equity Strategies Associates, L.P., the general partner of Blackstone Private Equity Strategies Fund L.P. (the “Fund”), appointed Eric Liaw, the Fund’s current Head of Portfolio Management, as the Chief Investment Officer of the Fund.

Mr. Liaw, 43, is a Senior Managing Director of Blackstone Inc. (together with its affiliates, “Blackstone”), the Chief Investment Officer for the Fund, and the Treasurer and Head of Corporate Development for Blackstone. Mr. Liaw leads Blackstone Global Treasury, which oversees Blackstone’s balance sheet, risk management activities, and treasury operations. Mr. Liaw also leads strategic mergers and acquisitions, new business initiatives, and special projects in support of Blackstone. Mr. Liaw is also a member of the firm’s Capital Markets, Enterprise Risk, Liquid Asset Investments, and Valuation Committees and serves on the board of the Blackstone Charitable Foundation. Prior to his current role, until October 2020, Mr. Liaw was a Senior Managing Director in Blackstone’s private equity business, focused on investments in the energy sector. Prior to joining Blackstone in 2014, Mr. Liaw was a Principal at TPG Capital where he evaluated and executed investment opportunities in a wide range of industries. Prior to TPG, Mr. Liaw was an associate at Bain Capital, where he focused on private equity investments in a wide range of industries. Mr. Liaw also serves on the Board of Trustees of the Riverside Park Conservancy. Mr. Liaw received his B.A., with highest honors, and B.B.A., with highest honors, from the University of Texas at Austin and received his M.B.A., with distinction, from Harvard Business School.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P.

Date: November 3, 2023	By:	/s/ Christopher James
	Name:	Christopher James
	Title:	Chairperson (Principal Executive Officer)